                                                                 Exhibit 10.16.3
                                                                 ---------------

                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (this "Agreement") is made as of March 20, 2000
                                        ---------
(the "Effective Date"), between IWO Holdings, Inc., a Delaware corporation
      --------------
("Holdings"), and David L. Standig (the "Optionee").
----------                               --------

                                    RECITALS
                                    --------

     WHEREAS, Holdings has adopted the IWO Holdings, Inc. Stock Incentive Plan (the "Plan"), a copy of which is attached hereto as Exhibit 1.
      ----

     WHEREAS, Optionee is an employee of Holdings, and Holdings desires to grant the Optionee the opportunity to acquire an additional proprietary interest in Holdings to encourage the Optionee's contribution to the success and progress of Holdings.

     WHEREAS, In accordance with the Plan, the Committee (as defined in the
Plan) has granted to the Optionee a non-qualified option to purchase shares of Class B Common Stock, $0.01 par value, of Holdings (the "Class B Common Stock")
                                                         --------------------
subject to the terms and conditions of the Plan and this Agreement.

     WHEREAS, this Agreement has been approved by the Board of Directors and the Stockholders of Holdings.

                                   AGREEMENT
                                   ---------

     1.  Definitions.  Capitalized terms used herein shall have the following
         -----------
meanings:

     "Act" is defined in Section 9(a).
      ---

     "Affiliate" means (a) any Person which, directly or indirectly, is in
      ---------
control of, is controlled by, or is under common control with, such Person or
(b) any Person who is a director or officer (i) of such Person, (ii) of any subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, "control" of a Person means the power, directly or indirectly, (x) to vote 50% or more of the securities having ordinary voting power for the election of directors of such Person whether by ownership of securities, contract, proxy or otherwise, or (y) to direct or cause the direction of the management and policies of such Person whether by ownership of securities, contract, proxy or otherwise.

     "Agreement" means this Stock Option Agreement.
      ---------

     "Approved Sale" means a transaction or a series of related transactions
      -------------
which results in a change of economic beneficial ownership of Holdings or its business of greater than 50% (disregarding for this purpose any disparate voting rights attributable to the outstanding stock of Holdings), whether pursuant to the sale of the stock of Holdings, the sale of all or substantially all of the assets of Holdings, or a merger or consolidation; provided that a sale of stock by an Initial Stockholder to (i) another Initial Stockholder or Affiliate thereof, or (ii) a non-U.S. entity with respect to which an Initial Stockholder or Affiliate thereof has an administrative relationship shall be disregarded when determining if an Approved Sale has occurred.

     "Certificate of Incorporation" means the Amended and Restated Certificate
      ----------------------------
of Incorporation of Holdings, as amended from time to time.

     "Cause" has the meaning set forth in the Employment Agreement.
      -----

     "Class B Common Stock" is defined in the Recitals.
      --------------------

     "Closing Date" means December 20, 1999.
      ------------

     "Disability" has the meaning set forth in the Employment Agreement.
      ----------

     "Effective Date" is defined in the preamble.
      --------------

     "Employment Agreement" means the Employment Agreement between Optionee and
      --------------------
Holdings, dated as of December 20, 1999, as amended from time to time.

     "Exchange Act" means the Securities and Exchange Act of 1934, as amended.
      ------------

     "Exercise Price" is defined in Section 2.
      --------------

     "Fair Market Value" means (a) prior to an Initial Public Offering:  the
      -----------------
value of Holdings' shares determined in good faith by the Holdings' Board of Directors. The Board of Directors shall make its determination of Fair Market Value annually (the "Annual Valuation") promptly after the completion of
                     -----------------
Holdings' audited financial statements for the year then completed and such determination shall remain in effect until the Board of Directors makes the next Annual Valuation. Notwithstanding the foregoing, if the Board of Directors or an investment banker or appraiser appointed by Holdings makes a determination of Fair Market Value subsequent to an Annual Valuation, such subsequent determination shall supersede the Annual Valuation then in effect and shall establish the Fair Market Value until the next Annual Valuation. The Fair Market Value shall be based on an assumed sale of 100% of the outstanding capital stock of Holdings (without reduction for minority interest or lack of liquidity of the Option Shares or similar discount). If such determination of the Fair Market Value is challenged by the Optionee, the Board of Directors will select an appraiser or investment bank with a national reputation who is independent (not an Affiliate of the parties) (the "Appraiser") and who shall
                                                    ---------
establish the Fair Market Value as of the date of valuation referenced in the Annual Valuation or a subsequent determination. The Appraiser's determination shall be conclusive and binding on Holdings and Optionee. Holdings shall bear all costs incurred in connection with the services of such Appraiser; and (b) subsequent to an Initial Public Offering: The price of the last sale of the stock on the date Optionee exercises the Option.

     "Fiscal Year" means the fiscal year of Holdings.
      -----------

     "Initial Public Offering" means the sale of any of the common stock of
      -----------------------
Holdings pursuant to a registration statement that has been declared effective under the Act, if as a result of such sale (i) the issuer becomes a reporting company under Section 12(b) or 12(g) of the Securities

Exchange Act of 1934, as amended, and (ii) such stock is traded on the New York Stock Exchange or the American Stock Exchange, or is quoted on the NASDAQ National Market System or is traded or quoted on any other national stock exchange or national securities system.

     "Initial Stockholders" means the stockholders of Holdings who became
      --------------------
stockholders as of the Closing Date (including employees or directors of Holdings or any Subsidiary who were granted options to purchase stock as of the Closing Date) and any transferees of such stockholders described in clause (i) or (ii) in the definition of Approved Sale.

     "Option" is defined in Section 2.
      ------

     "Optionee" is defined in the preamble.
      --------

     "Option Shares" is defined in Section 2.
      -------------

     "Person" means an individual, partnership, joint venture, limited liability
      ------
company, corporation, trust, unincorporated organization or a government or any department or agency thereof.

     "Plan" is defined in the Recitals.
      ----

     "Retirement" means age 65.
      ----------

     "Subsidiary" means any joint venture, corporation, partnership or other
      ----------
entity as to which Holdings, whether directly or indirectly, has more than 50% of the (i) voting rights or (ii) rights to capital or profits.

     "Termination Date" means the date on which the Optionee ceases to be
      ----------------
employed by Holdings for any reason.

     Defined terms used herein not otherwise defined shall have the meanings given such terms in the Plan.

     2.  Grant of Option.  Holdings grants to the Optionee the right and option
         ---------------
(the "Option") to purchase, on the terms and conditions hereinafter set forth,
      ------
all or any part of the number of shares of Class B Common Stock set forth below the Optionee's signature below (the "Option Shares"), at the purchase price of
                                     -------------
$172.34043 per Option Share (as such amount may be adjusted, the "Exercise
                                                                  --------
Price"), on the terms and conditions set forth herein.

     3.  Exercisability.  The Option shall vest and become exerciseable, in
         --------------
whole or in part, on the Effective Date.

     4.  Expiration.  The Option shall expire upon the tenth anniversary of the
         ----------
Effective Date, unless: (i) the Optionee is terminated by Holdings with Cause, in which case the Option will expire 90 days after the Termination Date; (ii) the Optionee voluntarily leaves, in which case the Option will expire 90 days after the Termination Date, provided that if the Board of Directors determines that the Optionee left Holdings due to personal hardship, then the Option will expire three years after the Termination Date; (iii) the Optionee is terminated by Holdings without

Cause, in which case the Option will expire one year after the Termination Date; or (iv) the Optionee's employment is terminated due to death, Disability or Retirement, in which case the Option will expire three years after the Termination Date.

     5.  Nontransferability.  The Option shall not be transferable by the
         ------------------
Optionee other than by will or the laws of descent and distribution except that the Optionee may transfer the Option to (a) his or her spouse, child, estate, personal representative, heir or successor (b) a trust for the benefit of the Optionee or his or her spouse, child or heir, or (c) a partnership or limited liability company the partners or members of which consist solely of the Optionee and/or his or her spouse, children or heirs (each, a "permitted
                                                               ---------
transferee") and the Option is exercisable, during the Optionee's lifetime, only
----------
by him or her or his or her spouse or child, or, in the event of the Optionee's Disability, his or her guardian or legal representative. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. This Agreement shall be binding on and enforceable against any Person who is a permitted transferee of the Option pursuant to the first sentence of this Section.

     6.   Effect of Approved Sale; Adjustments.
          ------------------------------------

          (a) In the event of an Approved Sale, the unexercised portion of the Option shall terminate upon such Approved Sale unless (i) provision is made in writing in connection with such Approved Sale for the continuance of the Plan and for the assumption of such Options, or for the substitutions of such Options of new awards covering the securities of a successor entity or an Affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the Plan and such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board of Directors otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Options, including without limitation providing for the cancellation of Options and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Options would have been entitled to receive upon consummation of such Approved Sale had such shares been issued and outstanding immediately prior to the closing date of the Approved Sale (net of the appropriate option exercise prices). If pursuant to this Section 6(a) the Options are to terminate upon an Approved Sale without provision for any of the actions described in clause (i) or (ii) above, then the Optionee shall be given at least ten (10) days' prior notice of the proposed Approved Sale and shall be entitled to exercise such exercisable but unexercised portion of the Option (including all options that become exercisable immediately prior to the Approved Sale pursuant to Section 3(b)) at any time during such ten (10) day period up to and until the close of business on the day immediately preceding the date of consummation of such Approved Sale and upon exercise of the Option the Option Shares shall be treated in the same manner as the shares of any other holder of Class B Common Stock.

          (b) Subject to Section 6(a), if the shares of the Class B Common Stock, or to the extent it affects the economic rights of the holders of the Class B Common Stock, shares of Class A Common Stock, Class C Common Stock or Class D Common Stock of Holdings, are changed into or exchanged for a different number or kind of shares or securities, as the result of any one or more reorganizations, recapitalizations, mergers, acquisitions, stock splits, reverse stock splits, stock dividends or similar events, an appropriate adjustment shall be made in the number and kind of shares or other securities subject to the Option, and the price for each share or other unit of any securities subject to this Agreement, in accordance with Section 13 of the Plan. No fractional interests shall be issued on account of any such adjustment unless the Committee specifically determines to the contrary; provided, however, that in lieu of fractional interests, the Optionee, upon the exercise of the Option in whole or part, shall receive cash in an amount equal to the amount by which the fair market value (as determined in good faith by the Board of Directors) of such fractional interests exceeds the Exercise Price attributable to such fractional interests.

     7.  Exercise of the Option.  Prior to the expiration thereof, the Optionee
         ----------------------
may exercise the exercisable portion of the Option from time to time in whole or in part. Upon electing to exercise the Option, the Optionee shall deliver to the Secretary of Holdings a written and signed notice of such election setting forth the number of Option Shares the Optionee has elected to purchase and shall at the time of delivery of such notice tender cash or a cashier's or certified bank check to the order of Holdings for the full Exercise Price of such Option Shares and any amount required pursuant to Section 15 hereof. Alternatively, if Holdings is not at the time prohibited from purchasing or acquiring shares of its capital stock by applicable law or under the terms of any debt or lease facility, the Exercise Price may at the option of the Optionee be paid in whole or in part by delivery of shares of the Class B Common Stock owned by the Optionee, provided that the Optionee has owned such shares for at least six (6) months. The value of any such shares delivered or withheld as payment of the Exercise Price shall be such shares' Fair Market Value. In addition, Holdings shall cooperate with Optionee to facilitate a sale of Option Shares through a broker to pay the exercise price provided such sale is otherwise permitted under this Agreement, the Certificate of Incorporation or the Stockholders Agreement or under applicable law. The Committee further may, in its discretion, permit payment of the Exercise Price in such other form or in such other manner as may be permissible under the Plan and under any applicable law.

     8.  Stockholders Agreement.  The Option Shares are subject to the terms and
         ----------------------
provisions of the Stockholders Agreement (the "Stockholders Agreement") by and
                                               ----------------------
between Holdings and the Stockholders, as such term is defined in the Stockholder Agreement, and the Optionee shall be treated as a Class B Stockholder under the Stockholders Agreement with respect to the Option Shares. Optionee further acknowledges that if the issuance of the Option Shares is registered on a registration statement on Form S-8 that has become effective under the Act, the Option Shares shall not constitute "Registrable Stock" for purposes of the Stockholders Agreement. Section 6 of the Stockholders Agreement shall not apply to any surrender of Option Shares to Holdings in connection with Optionee's exercise of this Option as contemplated by Sections 7 and 15 hereof.

     9.   Compliance with Legal Requirements.
          ----------------------------------

          (a) No Option Shares shall be issued or transferred pursuant to this Agreement unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to Holdings, been satisfied. Such requirements may include, but are not limited to, registering or qualifying such Option Shares under any state or federal law, satisfying any applicable law relating to the transfer of unregistered securities or demonstrating the availability of an exemption from applicable laws, placing a legend on the Option Shares to the effect that they were issued in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Act"), and may not be transferred other than in reliance upon Rule 144 or Rule
 ---
701 promulgated under the Act, if available, or upon another exemption from the Act, or obtaining the consent or approval of any governmental regulatory body.

          (b) The Optionee understands that Holdings intends for the offering and sale of Option Shares to be effected in reliance upon Rule 701 or another available exemption from registration under the Act and intends to file a Form 701 as appropriate, and that Holdings is under no obligation to register for resale the Option Shares issued upon exercise of the Option, subject to other applicable agreements or the Certificate of Incorporation. In connection with any such issuance or transfer, the Person acquiring the Option Shares shall, if requested by Holdings, provide information and assurances satisfactory to counsel to Holdings with respect to such matters as Holdings reasonably may deem desirable to assure compliance with all applicable legal requirements. Holdings shall use its best efforts to register the exercise of the Option under a registration statement on Form S-8 within a reasonable time following the closing of an Initial Public Offering. Holdings shall take reasonable steps to cause this Agreement and the exercise of the Option granted hereunder to comply with the exemption from Section 16 of the Exchange Act provided under Securities and Exchange Commission Rule 16b-3 or any successor rule, as it may be amended from time to time.

     10.  Subject to Certificate of Incorporation.  The Optionee acknowledges
          ---------------------------------------
that the Option Shares are subject to the terms of the Certificate of Incorporation.

     11.  No Interest in Shares Subject to Option.  Neither the Optionee
          ---------------------------------------
(individually or as a member of a group) nor any beneficiary or other person claiming under or through the Optionee shall have any right, title, interest, or privilege in or to any shares of stock allocated or reserved for the purpose of the Plan or subject to this Agreement except as to such Option Shares, if any, as shall have been issued to such Person upon exercise of an Option or any part thereof.

     12.  Plan Controls.  The Option hereby granted is subject to, and Holdings
          -------------
and the Optionee agree to be bound by, all of the terms and conditions of the Plan as the same may be amended from time to time in accordance with the terms thereof, but no such amendment shall be effective as to the Option without the Optionee's consent insofar as it may adversely affect the Optionee's rights under this Agreement.

     13.  Not an Employment Contract.  Nothing in the Plan, in this Agreement or
          --------------------------
any other instrument executed pursuant thereto shall confer upon the Optionee any right to continue in the employ of Holdings or any Subsidiary or shall affect the right of Holdings or any Subsidiary to terminate the employment of the Optionee with or without Cause. Notwithstanding the foregoing, Holdings acknowledges that Optionee, Holdings and Independent Wireless One Corporation have entered into an Agreement of Employment, dated December 20, 1999, with Optionee and this Agreement does not affect Optionee's rights under such Agreement of Employment in any way.

     14.  Governing Law.  All terms of and rights under this Agreement shall be
          -------------
governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of law.

     15.  Taxes.  The Committee may, in its discretion, make such provisions and
          -----
take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to the issuance or exercise of the Option including, but not limited to, deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Optionee, requiring the Optionee to pay to Holdings the amount required to be withheld or to execute such documents as the Committee deems necessary or desirable to enable it to satisfy its withholding obligations, or any other means provided in the Plan; provided further that the Optionee may satisfy all aforesaid withholding tax obligations by directing Holdings to withhold that number of Shares with an aggregate Fair Market Value equal to the amount of all federal, state, local and other taxes required to be withheld, or delivering to Holdings such number of previously held shares of capital stock of Holdings, which shares have been owned by the Optionee for at least six (6) months with an aggregate Fair Market Value equal to the minimum statutory amount of the federal, state, local and other taxes required to be withheld.

     16.  Transfer Notice.  Holdings will provide the Optionee with the Transfer
          ---------------
Notice (as defined in the Certificate of Incorporation) delivered to Class B Stockholders pursuant to Section 4 or Section 5 of the Certificate of Incorporation in accordance with the terms thereof.

     17.  Notices.  All notices, requests, demands and other communications
          -------
pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, telexed or telecopied to, or, if mailed, when received by, the other party at the following addresses (or at such other address as shall be given in writing by either party to the other):

     If to Holdings to:

          IWO Holdings, Inc..
          c/o Gibson, Dunn & Crutcher LLP
          200 Park Avenue, 47th Floor
          New York, New York 10166
          Attention:  E. Michael Greaney, Esq.

          With a copy to:

          Gibson, Dunn & Crutcher LLP
          200 Park Avenue, 47th Floor
          New York, New York 10166-0193
          Attention:  E. Michael Greaney, Esq.

     If to the Optionee to the address set forth below the Optionee's signature below.

     18.  Amendments and Waivers.  This Agreement may be amended, and any
          ----------------------
provision hereof may be waived, only by a writing signed by the party to be charged.

     19.  Entire Agreement.  This Agreement, together with the Plan and the
          ----------------
Stockholders Agreement, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior oral and written and all contemporaneous oral discussions, agreements and understandings of any kind or nature including, without limitation, Section 3(e) of the Employment Agreement.

     20.  Separability.  In the event that any provision of this Agreement is
          ------------
declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of this Agreement shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

     21.  Headings.  The headings preceding the text of the sections hereof are
          --------
inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

     22.  Counterparts.  This Agreement may be executed in two counterparts,
          ------------
each of which shall be deemed an original, but which together shall constitute one and the same instrument.

     23.  Further Assurances.  Each party shall cooperate and take such action
          ------------------
as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement.

     24.  Remedies.  In the event of a breach by any party to this Agreement of
          --------
its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived.

     25.  Binding Effect.  This Agreement shall inure to the benefit of and be
          --------------
binding upon the parties hereto and their respective permitted successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.
                              IWO HOLDINGS, INC.

                              By: /s/ Solon L. Kandel
                                  -------------------
                              Name: Solon L. Kandel
                              Title: President and Chief Executive Officer

                              "OPTIONEE"

                              /s/ David L. Standig
                              --------------------
                              Name: David L. Standig

                              Address:
                              -------
                              5 Tice Lane, Apartment B
                              Glenmont, New York 12077

                              Total Number of Option Shares:  1,666.6667
                              -----------------------------